UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2008

Catcher Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50299	62-0201385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44084 Riverside Parkway, Suite 320
Lansdowne, Virginia 20176
(Address of Principal Executive Offices, including zip code)

(703) 723-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 1.02	Termination of a Material Definitive Agreement.
Item 5.02	Departure of Directors or Principal Officers
SIGNATURES

Item 1.02	Termination of a Material Definitive Agreement.

As discussed further below under Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers, on February 26, 2008, Catcher Holdings, Inc. (the “Company”) and Allan Rakos terminated the Executive Employment Agreement (the “Agreement”) between Mr. Rakos and Catcher, Inc., the Company’s wholly owned subsidiary, pursuant to which Mr. Rakos had been acting as the Company’s President.

The description of the terms of the Executive Employment Agreement is qualified in its entirety by reference to the Executive Employment Agreement attached as Exhibit 10.49 to the Current Report on Form 8-K filed by the Company on December 4, 2007.

Item 5.02	Departure of Directors or Principal Officers

As reported above under Item 1.02, Termination of a Material Definitive Agreement, on February 26, 2008, Allan Rakos resigned in his capacity as President of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATCHER HOLDINGS, INC.

March 3, 2008	By:	/s/ Gary Haycox
Gary Haycox
Chief Executive Officer